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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)       February 27, 1997
                                                  ----------------------------



                                OROAMERICA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           Delaware                 0-21862                       94-238534
----------------------------      -----------                -------------------
(State or other jurisdiction      (Commission                (IRS Employer
 of incorporation)                File Number)               Identification No.)


          443 North Varney Street
         Burbank, California                                    91502
----------------------------------------                     ----------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:    (818) 848-5555
                                                   -----------------------


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ITEM 5.           OTHER EVENTS.

                  On February 27, 1997, OroAmerica, Inc. (the "Company") issued the press release filed herewith as Exhibit 99.1, which announces the Company's entry into the premium cigar business. The press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cautions investors that there are certain important factors that could cause future events and results to differ materially from those anticipated by management in the forward-looking statements included in the press release, as well as risks and uncertanties generally applicable to the premium cigar business, including the factors, risks and uncertainties summarized in the penultimate paragraph of the press release. A more detailed discussion of the factors, risks and uncertainties summarized in the press release is set forth below.


New Business Segment

         The Company historically has operated as a manufacturer and distributor of karat gold jewelry and has not engaged in the manufacture or distribution of cigars or other tobacco products. The Company's premium cigar business will be subject to many of the risks associated with a new business enterprise and the introduction of a new product line, including risk of lack of market acceptance for the Company's premium cigars and risks associated with the manufacture and distribution of a product line unrelated to the Company's existing business. The Company also may experience delays in opening its manufacturing facilities and retail cigar shop, including delays resulting from factors that are beyond the Company's control, and any such delays could have a material adverse effect on the Company and its premium cigar business. There can be no assurance that the Company will be able to successfully introduce its premium cigar line, successfully open and operate any retail cigar shops or otherwise successfully compete in the premium cigar market.


Constraints on Ability to Manufacture Cigars

         The Company's ability to produce premium cigars will be dependent upon its ability to attract, hire and retain master cigar-makers and other skilled craftsmen and laborers. The market for such personnel is highly competitive, and the Company will compete with other cigar companies in seeking to hire and retain such employees. No assurances can be given regarding the ability of the Company to hire and retain any such personnel.

         The Company's ability to manufacture premium cigars also will be effected by the availability of properly aged and blended tobacco ready for manufacturing. The price and availability of such tobacco are subject to numerous factors not within the Company's control, including weather conditions, foreign government policies, potential trade restrictions and the


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overall demand for tobacco. In addition, existing competitors, with well-established relationships with suppliers, may be in a better position than the Company to obtain premium tobacco during periods when supplies are limited. It is the Company's understanding that, in recent periods, certain major premium cigar manufacturers have experienced increases in back orders and delays in product shipments as a result of a shortage of properly aged and blended tobacco. No assurances can be given that the Company will be able to obtain, on an ongoing basis, sufficient supplies of properly aged and blended tobacco for its proposed operations. In addition, if the rate of escalation in consumption of cigars continues, but the supply of tobacco remains constant or increases at a lower rate than demand, the Company's ability to manufacture cigars could be adversely affected.


Declining Market for Cigars Through 1993

         According to industry sources, the cigar industry experienced declining unit sales between 1964 and 1993. While the cigar industry has experienced significantly better trends in unit sales since 1993, there can be no assurance that the recent positive trends will continue. The Company believes that a considerable percentage of the recent increase in unit sales of cigars, especially with respect to premium cigars, is attributable to new cigar smokers attracted by the improving image of cigar smoking. There can be no assurance that recent increases in cigar unit sales are indicative of long-term trends or that these new customers will continue to smoke cigars in the future. In addition, during the past decades, the tobacco industry has been the subject of advertising and public service campaigns against smoking. While these campaigns principally have been directed against cigarette smoking, the recent increase in the sale of cigars and the publicity such increase has received may result in advertising and public service campaigns directed against cigar smoking. Any such campaigns could reverse the recent upward trend in the unit sales of cigars.


Extensive and Increasing Regulation of Tobacco Products

         Cigar manufacturers, like other producers of tobacco products, are subject to regulation at the federal, state and local levels. Federal law recently has required states, in order to receive full funding for federal substance abuse block grants, to establish a minimum age of 18 years for the purchase of tobacco products, together with an appropriate enforcement program. The recent trend is toward increasing regulation of the tobacco industry, and the recent increase in the popularity of cigars could lead to increased regulation of cigars. A variety of bills relating to tobacco issues have been introduced in the U.S. Congress, including bills that would have (i) prohibited the advertising and promotion of all tobacco products or restricted or eliminated the deductibility of such advertising expenses, (ii) increased labeling requirements on tobacco products to include, among other things, addiction warnings and lists of additives and toxins, (iii) shifted regulatory control of tobacco products and advertisements from the FTC to the FDA, (iv) increased tobacco excise taxes, and (v) required tobacco companies to pay for health care costs incurred by the federal government in connection with tobacco related diseases. Hearings have


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been held on certain of these proposals; however, to date, none of these proposals has been passed by Congress. Future enactment of such proposals or similar bills could have a material adverse effect on the Company and its premium cigar business.

         In August 1996, the FDA published a final rule on tobacco in the Federal Register. Specifically, the rule prohibits a variety of activities relating to the sale of cigarettes and smokeless tobacco. These regulations currently are not applicable to cigars; however, there can be no assurance that these or similar regulations will not be extended to include cigars in the future.

         The majority of states restrict or prohibit smoking in certain public places and restrict the sale of tobacco products to minors. Local legislative and regulatory bodies also increasingly have moved to curtail smoking by prohibiting smoking in certain buildings or areas or by requiring designated "smoking" areas. Further restrictions of a similar nature could have a material adverse effect on the premium cigar business. Numerous proposals also have been considered at the state and local level restricting smoking in certain public areas, regulating point of sale placement and promotions and requiring warning labels.

         California requires "clear and reasonable" warnings to consumers who are exposed to chemicals determined by the state to cause cancer or reproductive toxicity, including tobacco smoke and several of its constituent chemicals. In addition, legislation recently introduced in Massachusetts would, if enacted, require warning labels on cigar boxes. Although similar legislation has been introduced in other states, no action has been taken. Although federal law has required health warnings on cigarettes since 1965 and on smokeless tobacco since 1986, there is no federal law requiring that cigars carry such warnings. There can be no assurance that such legislation introduced in other states will not be passed in the future or that other states will not enact similar legislation.

         Consideration at both the federal and state level also has been given to the consequences of tobacco smoke on non-smokers (so called "second-hand" smoke). The U.S. Environmental Protection Agency published a report in January 1993 with respect to the respiratory health effects of second-hand smoke, which concluded that widespread exposure to environmental tobacco smoke presents a serious and substantial public health concern. There can be no assurance that regulations relating to second-hand smoke will not be adopted or that such regulations or related litigation would not have a material adverse effect on the Company and its premium cigar business. Also, a study recently published in the journal Science reported that a chemical found in cigarette smoke has been found to cause genetic damage in lung cells that is identical to damage observed in many malignant tumors of the lung and, thereby, directly links lung cancer to smoking. The National Cancer Institute also has announced that it will issue a report in 1997 describing research into cigars and health. The study and these reports could affect pending and future tobacco regulation and litigation and the public's consumption of cigars.

         Increased cigar consumption and the publicity such increase has received may increase the risk of additional regulation and the extension of current regulations applicable to other tobacco products to cigars. There can be no assurance as to the ultimate content, timing or effect


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of any additional regulation of tobacco products by any federal, state, local or regulatory body, and there can be no assurance that any such legislation or regulation would not have a material adverse effect on the Company and its premium cigar business.


Tobacco Industry Litigation

         The tobacco industry has experienced significant health-related litigation involving tobacco and health issues. Plaintiffs in such litigation have sought and are seeking compensatory and, in some cases, punitive damages, for various injuries claimed to result from the use of tobacco products or exposure to tobacco smoke. Although the Company has not yet engaged in the sale of any cigars or other tobacco products and it will have commenced its premium cigar business after both the risks of smoking and the addictive nature of nicotine generally are known, no assurances can be given that the Company will not be made a party to, or otherwise materially adversely affected by, tobacco industry litigation. The costs to the Company of defending prolonged litigation and any settlement or successful prosecution of any health-related litigation could have a material adverse effect on the Company's results of operations and financial condition. The recent increase in the sales of cigars and the publicity such increase has received may have the effect of increasing the probability of legal claims against cigar manufacturers. The Company carries general liability insurance but has no health hazard policy, which, to the best of the Company's knowledge, is consistent with industry practice. As a result, the Company may not have insurance coverage if it becomes subject to any health-related litigation in the future.


Competition

         In the premium cigar market, the Company will compete with a number of smaller domestic and foreign companies that specialize in premium cigars and certain larger companies that maintain premium cigar lines, including Consolidated Cigar Holdings, Inc., General Cigar Holdings, Inc. and Swisher International Group, Inc. The recent increased demand for cigars and the relatively low barriers to entry have lead to many new entrants in the premium cigar manufacturing business.

         The Company believes that smokers of premium cigars purchase cigars based on the perceived quality of the cigar. The principal characteristics that differentiate one premium cigar from another are the quality of the tobacco in the cigar, the quality of the tobacco used as a cigar wrapper, the blend of tobacco and the quality of the rolling. The Company historically has operated as a manufacturer and distributor of karat gold jewelry and has not engaged in the manufacture or sale of cigars or other tobacco products. There can be no assurance that the Company will be able to successfully introduce its premium cigar line, successfully open and operate any retail cigar shops or otherwise successfully compete in the premium cigar business.


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Social, Political and Economic Risks Associated With Foreign Operations and
International Trade

         It is anticipated that all of the Company's manufacturing operations for its premium cigars will be located in countries outside of the U.S., with initial operations expected to be located in some or all of the following countries: the Dominican Republic, Indonesia and Nicaragua. In addition, the Company anticipates that it will buy tobacco directly from suppliers located in countries outside the U.S. The Company will be exposed to the risk of changes in social, political and economic conditions inherent in foreign operations and international trade, including changes in the laws and policies that govern foreign investment and international trade in the countries where the Company will operate and conduct international trade, as well as, to a lesser extent, changes in U.S. laws and regulations relating to foreign investment and trade. Any such social, political or economic changes could pose, among other things, the risk of finished product and raw material supply interruption or significant increases in finished product and raw material prices. In particular, political or labor unrest in any of the countries where the Company may establish manufacturing operations could result in interruptions in the production of the Company's premium cigars. There can be no assurance that changes in social, political or economic conditions in the countries where the Company will conduct its premium cigar business will not have a material adverse effect on the Company and its premium cigar business.


Effects of Increases in Excise Taxes

         Cigars have long been subject to federal, state and local excise taxes, and such taxes frequently have been increased or proposed to be increased, in some cases significantly, to fund various legislative initiatives. In particular, there have been proposals by the federal government in the past to reform health care through a national program to be funded principally through increases in federal excise taxes on tobacco products. It is likely that the enactment of new or significant increases in existing federal, state or local excise taxes would result in decreased unit sales of cigars, which could have a material adverse effect on the Company and its premium cigar business.


Relations with Cuba

         Cuba historically has had, and continues to have, the highest reputation for premium cigars in the world. Pursuant to the Cuban embargo, the sale in the U.S. of cigars of Cuban origin is prohibited. It is expected that, if and when normalization of relations between the U.S. and Cuba occurs, manufacturers of Cuban cigars, either alone or in combination with other manufacturers or distributors of tobacco products, will attempt to enter the U.S. market. The entry of Cuban premium cigars into the U.S. market would increase competition in the premium cigar market and could have a material adverse effect on the Company and its premium cigar business.


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ITEM 7.           EXHIBITS.

                  99.1 Press release issued by the registrant on February 27, 1997.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 27, 1997

                                            OROAMERICA, INC.


                                            By: /s/  SHIU SHAO
                                                -------------------------------
                                                 Shiu Shao, Vice President and
                                                 Chief Financial Officer


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